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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report:  September 21, 1999 (Date of Earliest Event Reported:
                               August 24, 1999)




                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                                0-24277                                         58-1972600
(State or other jurisdiction of             (Commission File No.)                      (IRS Employer Identification No.)
 incorporation or organization)


                            3970 Johns Creek Court
                                   Suite 100
                            Suwanee, Georgia 30024
         (Address of principal executive offices, including zip code)
                                (770) 291-3900
             (Registrant's telephone number, including area code)



         (Former name or Former Address if Changed Since Last Report)
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ITEM 5.  Other Events

     This form 8-K/A is being filed to amend the Form 8-K/A filed on August 30, 1999 by Clarus Corporation to include revised proforma financial information in connection with the sale by Clarus Corporation of substantially all of its financial and human resources business to Geac Computer Systems, Inc. and GEAC Canada Limited. Under the terms of the agreements, Geac will acquire the products, manufacturing assets, intellectual property and employees of Clarus Corporation's financial and human resources software business. The sale is expected to close in the fourth quarter of 1999.


ITEM 7.  Financial Statements, Pro Forma Information and Exhibits


     (c)  Exhibits

     99.2    Revised Selected Pro Forma Financial Information


                                       SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLARUS CORPORATION


Date:  September 21, 1999              /s/ Arthur G. Walsh, Jr.
                                       ----------------------------
                                       ARTHUR G. WALSH, JR.
                                       Chief Financial Officer